Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period:11/1/11 – 11/30/11

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

	September 30,	September 30,	September 30,	September 30,
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 20, 2011
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period:11/1/11 – 11/30/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	September 30,		September 30,	September 30,		September 30,	September 30,	September 30,	September 30,	September 30,
	BANK ACCOUNTS						CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.		PAYROLL	TAX		OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$15,065.21			$42,332,157.45			$42,347,222.66		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS									$1,033,315.22
OTHER (ATTACH LIST)	$2,870.00	[1]		$3.98	[2]		$2,873.98		$45,290,985.31
TRANSFERS (FROM DIP ACCTS)
									$45,771,737.45
TOTAL RECEIPTS	$2,870.00			$3.98			$2,873.98		$92,096,037.98

DISBURSEMENTS
NET PAYROLL									$701,772.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$71.06			$3,720.00			$3,791.06		$1,119,662.40
SELLING
OTHER (ATTACH LIST)									$1,486,086.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
									$45,771,737.45
PROFESSIONAL FEES									$4,266.434.17
U.S. TRUSTEE QUARTERLY FEES									$41,924.01
COURT COSTS
TOTAL DISBURSEMENTS	$71.06			$3,720.00			$3,791.06		$53,387,616.97

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$2,798.94			$(3,716.02)			$(917.08)		$38,708,421.01

CASH—END OF MONTH	$17,864.15			$42,328,441.43			$42,346,305.58		$42,346,305.58

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

		September 30,
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$3,791.06
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$3,791.06

September 30,
[1] Lafferty Chapter 7 settlement	$2,870.00

[2] Interest received	$3.98

Account 9146

Account Name PFF Bancorp, Inc.

Reconciliation As of Date 11/30/11

	September 30,	September 30,
Balance per Bank		$17,864.01

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total		$0.00
Other (List)

Bank charges on bank not on books		$0.14

Balance per Books		$17,864.15

Account 1900

Account Name PFF Bancorp, Inc. – FDIC QSF

Reconciliation As of Date 11/30/11

September 30,
Balance per Bank	$42,328,441.43

	September 30,	September 30,
Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Balance per Books		$42,328,441.43

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period:11/1/11 – 11/30/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings LLP								$1,997,643.56	$24,982.85

JH Cohn								$726,866.80	$5,472.15

Blank Rome								$1,167,570.20	$30,697.85

Richards Layton & Finger								$251,248.88	$4,778.68

Flaster Greenberg								$55,383.78	$1,789.42

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement:10/31/2011
BANK OF AMERICA, N.A.	This Statement:11/30/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	11/01/2011 – 11/30/2011	Statement Beginning Balance	$15,048.09
Number of Deposits/Credits	1	Amount of Deposits/Credits	$ 2,870.00
Number of Checks	0	Amount of Checks	$ 0.00
Number of Other Debits	2	Amount of Other Debits	$ 54.08
		Statement Ending Balance	$17,864.01
Number of Enclosures	0
		Service Charge	$ 0.14

Deposits and Credits

Checks

	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description	Bank Reference
11/28		$2,870.00	CA BANKING CENTER DEPOSIT	235306360765056

Withdrawals and Debits

Other Debits

	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description	Bank Reference
11/30		$0.14	FDIC ASSESSMENT
11/30		$53.94	ADP PAYROLL FEES DES: ADP – FEES ID: 13Z8V 4230057	33008260197
			INDN: PFF BANCORP INC CO ID: 9659605001 CCD

Daily Balances

	September 30,	September 30,	September 30,	September 30,	September 30,
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/31	$15,048.09	$15,048.09	11/30	$17,864.01	$14,994.01
11/28	$17,918.09	$15,048.09

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement:10/31/2011
BANK OF AMERICA, N.A.	This Statement:11/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722

PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 2 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

CTS CMES SPECIALIZED PRODS MN

CORPORATE TRUST SERVICES

MAC N9311-110 SPECIALIZED PRODUCTS

625 MARQUETTE AVE, 11TH FLOOR

MINNEAPOLIS, MN 55402-2308

PFF BANCORP FDIC QSF

ACCOUNT NUMBER 83671900

MONTHLY STATEMENT

NOVEMBER 1, 2011 THROUGH NOVEMBER 30, 2011

ACCOUNT MANAGER: DAVID BERGSTROM TELEPHONE NUMBER: 612-667-7390

FEDERAL DEPOSIT INSURANCE CORP 3501 FAIRFAX DRIVE ARLINGTON, VIRGINIA 22226 ATTN: B. AMON JAMES	ADMINISTRATOR: DAVID PICKETT TELEPHONE NUMBER: (612) 667-9099

TABLE OF CONTENTS	PFF BANCORP FDIC QSF
FOR THE PERIOD ENDED NOVEMBER 1, 2011 THROUGH NOVEMBER 30, 2011	ACCOUNT NUMBER 83671900

ASSET SUMMARY	PFF BANCORP FDIC QSF
AS OF NOVEMBER 30, 2011	ACCOUNT NUMBER 83671900

ASSET SUMMARY

	September 30,	September 30,	September 30,	September 30,
INVESTMENT CATEGORY	COST VALUE	MARKET VALUE	UNREALIZED GAIN/LOSS	ACCRUED INCOME
CASH	$0.00	$0.00
CASH EQUIVALENTS	$43,328,441.43	$42,331,347.81	$2,906.38	$4.07

TOTAL INVESTMENTS	$43,328,441.43	$42,331,347.81	$2,906.38	$4.07

STATEMENT OF ASSETS	PFF BANCORP FDIC QSF
AS OF NOVEMBER 30, 2011	ACCOUNT NUMBER 83671900

STATEMENT OF ASSETS

	September 30,	September 30,	September 30,	September 30,	September 30,
PAR VALUE / SHARES	DESCRIPTION	COST VALUE / UNIT COST	MARKET VALUE / UNIT PRICE	UNREALIZED GAIN / LOSS	ACCRUED INCOME
CASH EQUIVALENTS
$20,925,000	US TREASURY BILL DTD 06/30/11 06/28/2012 CUSIP 9127953W9	$20,915,618.63 99.955	$20,918,513.25 99.969	$2,894.62	$0.00

$21,167,000	US TREASURY BILL DTD 09/22/11 03/22/2012 CUSIP 9127955E7	$21,165,929.89 99.995	$21,165,941.65 99.995	$11.76	$0.00

$246,892.91	WFB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905	$246,892.91 1.000	$246,892.91 1.000	$0.00	$4.07

TOTAL CASH EQUIVALENTS		$42,328,441.43	$42,331,347.81	$2,906.38	$4.07

TOTAL INVESTMENTS		$42,328,441.43	$42,331,347.81	$2,906.38	$4.07

CASH SUMMARY	PFF BANCORP FDIC QSF
FOR THE PERIOD NOVEMBER 1, 2011 THROUGH NOVEMBER 30, 2011	ACCOUNT NUMBER 83671900

CASH SUMMARY

	September 30,	September 30,
DESCRIPTION	PRINCIPAL CASH	INCOME CASH
BEGINNING BALANCE	$0.00	$0.00

RECEIPTS

NET INTEREST COLLECTED	$0.00	$3.98

CASH MANAGEMENT SALES	$3,720.00	$0.00

TOTAL CASH RECEIPTS	$3,720.00	$3.98

DISBURSEMENTS

OTHER CASH DISBURSEMENTS	$3,720.00-	$0.00

CASH MANAGEMENT PURCHASES	$3.98-	$0.00

TOTAL CASH DISBURSEMENTS	$3,723.98-	$0.00

ENDING BALANCE	$3.98-	$3.98

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD NOVEMBER 1, 2011 THROUGH NOVEMBER 30, 2011	ACCOUNT NUMBER 83671900

STATEMENT OF TRANSACTIONS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
DATE	PAR VALUE / SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH	COST VALUE	REALIZED GAIN/LOSS

		BEGINNING BALANCE	$0.00	$0.00	$42,332,157.45
11/01/11		INTEREST RECEIVED WFB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 INTEREST FROM 10/1/11 TO 10/31/11		$3.98

11/04/11		WIRE DISBURSEMENTS PAID TO KEYBANK N A PFF BANCORP FEES INVOICE 2449851	$3,720.00-

11/30/11	3.98	CASH SWEEP PURCHASES FOR STMT PERIOD WFB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 1 TRANSACTION	$3.98-		$3.98

11/30/11	3,720-	CASH SWEEP PURCHASES FOR STMT PERIOD WEB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 1 TRANSACTION	$3,720.00		$3,720.00-

		ENDING BALANCE	$3.98-	$3.98	$42,328,441.43

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD NOVEMBER 1, 2011 THROUGH NOVEMBER 30, 2011	ACCOUNT NUMBER 83671900

STATEMENT OF TRANSACTIONS

	September 30,	September 30,	September 30,	September 30,
DATE	PAR VALUE / SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH

11/01/11	3.98	PURCHASED WFB MONEY MARKET DEPOSIT ACCOUNT	$3.98-

11/04/11	3,720	SOLD WFB MONEY MARKET DEPOSIT ACCOUNT	$3,720.00

WFB MONEY MARKET DEPOSIT ACCOUNT
		TOTAL PURCHASES/DEPOSITS	$3.98-	$0.00

		TOTAL SALES/WITHDRAWALS	$3,720.00	$0.00

PFF Bancorp, Inc.

Transaction Detail by Account

November 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/02/2011	Journal Entry	584			-SPLIT-	-17.12	-17.12
	11/18/2011	Journal Entry	588			-SPLIT-	-53.94	-71.06
	11/23/2011	Journal Entry	591			-SPLIT-	2,870.00	2,798.94

Total for B of A Checking							$2,798.94
PFF Bancorp FDIC QSF
	11/30/2011	Journal Entry	597			-SPLIT-	-3,716.02	-3,716.02

Total for PFF Bancorp FDIC QSF							$-3,716.02
Post Petition Unpaid—McCarthy
	11/07/2011	Journal Entry	587			-SPLIT-	4,437.26	4,437.26
	11/18/2011	Journal Entry	589			-SPLIT-	5,027.75	9,465.01

Total for Post Petition Unpaid—McCarthy							$9,465.01
Post Petition Unpaid—MOGR
	11/03/2011	Journal Entry	585			-SPLIT-	-28,341.39	-28,341.39

Total for Post Petition Unpaid—MOGR							$-28,341.39
Post Petition Unpaid—Talbott
	11/06/2011	Journal Entry	586			-SPLIT-	9,583.55	9,583.55
	11/19/2011	Journal Entry	590			-SPLIT-	4,065.43	13,648.98

Total for Post Petition Unpaid—Talbott							$13,648.98
Interest Income
	11/30/2011	Journal Entry	597			-SPLIT-	3.98	3.98

Total for Interest Income							$3.98
Lafferty Ch 7 Settlement
	11/23/2011	Journal Entry	591			-SPLIT-	2,870.00	2,870.00

Total for Lafferty Ch 7 Settlement							$2,870.00
Bank Charges
	11/02/2011	Journal Entry	584			-SPLIT-	17.12	17.12
	11/30/2011	Journal Entry	597			-SPLIT-	3,720.00	3,737.12

Total for Bank Charges							$3,737.12
Contractor—Talbott
	11/06/2011	Journal Entry	586			-SPLIT-	9,375.50	9,375.50
	11/19/2011	Journal Entry	590			-SPLIT-	3,937.50	13,313.00

Total for Contractor—Talbott							$13,313.00
Contractor—Talbott—Expenses
	11/06/2011	Journal Entry	586			-SPLIT-	208.05	208.05
	11/19/2011	Journal Entry	590			-SPLIT-	127.93	335.98

Total for Contractor—Talbott—Expenses							$335.98
Office Expenses
	11/18/2011	Journal Entry	588			-SPLIT-	53.94	53.94

Total for Office Expenses							$53.94

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Payroll
	11/07/2011	Journal Entry	587			-SPLIT-	4,375.00	4,375.00
	11/18/2011	Journal Entry	589			-SPLIT-	5,000.00	9,375.00
Total for Payroll							$9,375.00
Post Petition Accrued Exp—MOGR
	11/03/2011	Journal Entry	585			-SPLIT-	-28,341.39	-28,341.39

Total for Post Petition Accrued Exp—MOGR							$-28,341.39
Postage
	11/07/2011	Journal Entry	587			-SPLIT-	21.01	21.01

Total for Postage							$21.01
Travel
	11/07/2011	Journal Entry	587			-SPLIT-	41.25	41.25
	11/18/2011	Journal Entry	589			-SPLIT-	27.75	69.00

Total for Travel							$69.00

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/02/2011

	September 30,	September 30,
Account	Debit	Credit

Bank Charges	$17.12
B of A Checking		$17.12

Totals	$17.12	$17.12

Memo: B of A – Oct

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/18/2011

	September 30,	September 30,
Account	Debit	Credit

Office Expenses	$53.94
B of A Checking		$53.94

Totals	$53.94	$53.94

Memo: ADP Min Monthly Fee

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/23/2011

	September 30,	September 30,
Account	Debit	Credit

B of A Checking	$2,870.00
Lafferty Ch 7 Settlement		$2,870.00

Totals	$2,870.00	$2,870.00

Memo: Lafferty Ch 7 Settlement

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/30/2011

	September 30,	September 30,
Account	Debit	Credit

Bank Charges	$3,720.00
Interest Income		$3.98
B of A Checking		$3,716.02

Totals	$3,720.00	$3,720.00

Memo: November Activity

PFF Bancorp, Inc.

Profit & Loss

November 2011

September 30,
Total
Income
Interest Income	3.98
Lafferty Ch 7 Settlement	2,870.00

Total Income	$2,873.98
Expenses
Bank Charges	3,737.12
Contractor—Talbott	13,313.00
Contractor—Talbott—Expenses	335.98
Office Expenses	53.94
Payroll	9,375.00
Post Petition Accrued Exp—MOGR	-28,341.39
Postage	21.01
Travel	69.00

Total Expenses	$-1,436.34

Net Operating Income	$4,310.32

Net Income	$4,310.32

PFF Bancorp, Inc.

Profit & Loss

December 5, 2008 – November 30, 2011

September 30,
Total
Income
Interest Income	33,319.20
Lafferty Ch 7 Settlement	2,870.00
Refunds-Allowances	17,200.00
Settlement Funds Received	157,912.20
Workers Comp Experience Refund	10,563.00

Total Income	$221,864.40
Expenses
Accrued Expenses	0.00
Bank Charges	7,893.64
Bank Charges—Tax A/C’s	-2,549.28
Blank Rome—Expenses	30,697.85
Blank Rome—Fees	1,167,570.20
Commissions & Fees	0.00
Contractor—Talbott	725,243.75
Contractor—Talbott—Expenses	9,642.92
Flaster Greenberg—Expenses	1,789.42
Flaster Greenberg Fees	55,383.78
Interest Expense	0.99
JH Cohn—Expenses	5,472.15
JH Cohn—Fees	726,866.80
Kurtzman Carson	264,427.52
Legal & Professional Fees	298,102.77
Office Expenses	62,214.93
Payroll	722,647.67
PHJW Expenses	24,982.85
PHJW Fees	1,997,643.56
Post Petit Prof—Pending	0.00
Post Petition Accrued Exp—JH C	40,002.16
Post Petition Accrued Exp—MOGR	0.00
Post Petition Accrued Exp—PH	17,306.21
Post Petition Accrued Exp—RLF	79,471.39
Postage	3,445.59
Progressive Reimb	-202,416.95
RLF—Fees	251,248.88
RLF Expenses	4,778.68
Supplies	383.11
Taxes & Licenses	15,653.23
Travel	17,587.75
US Trustee	41,924.01

Total Expenses	$6,367,415.58

Net Operating Income	$-6,145,551.18
Other Income
Funds Disb to Bancorp From Tax A/C	1,000,000.00

September 30,
Total
Other Income	125,750.46

Total Other Income	$1,125,750.46
Other Expenses

Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.20

Total Other Expenses	$142,519,693.20

Net Other Income	$-141,393,942.74

Net Income	$-147,539,493.92

PFF Bancorp, Inc.

Balance Sheet

As of November 30, 2011

September 30,
Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	17,864.15
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Money Market—Tax Refund	0.00
Paine Webber Business Svcs.	0.00
PFF Bancorp FDIC QSF	42,328,441.43
Trust Inv A/C	0.00
Wells Fargo Tax Escrow	0.00

Total Bank Accounts	$44,046,305.58
Other Current Assets
Prepaid—Moffett	4,060.00

Total Other Current Assets	$4,060.00

Total Current Assets	$44,050,365.58
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs—JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss—DBS	16,886,374.00
Net Income/Loss—GIA	730,807.00
Net Income/Loss—PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00

September 30,
Total
Prepaid OTS Assessment	6,357.00
Progressive—Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds—HTM	0.00
US Treasury Bonds—UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$55,070,425.52

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Post Petition Debts	0.00
Post Petition Unpaid—JH C	40,002.16
Post Petition Unpaid—KCC	11,312.11
Post Petition Unpaid—McCarthy	21,285.62
Post Petition Unpaid—MOGR	0.00
Post Petition Unpaid—PH	17,306.21
Post Petition Unpaid—Pure Comp	2,123.10
Post Petition Unpaid—RLF	79,471.39
Post Petition Unpaid—Talbott	29,860.05

Total Accounts Payable	$201,360.64
Other Current Liabilities
Accrued Expenses Payable	0.00
Due to FDIC—Taxes	0.00
Suspense—NOL Carryback	42,332,157.45

Total Other Current Liabilities	$42,332,157.45

Total Current Liabilities	$42,533,518.09
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable—JR SUB Debt	2,743,922.00
Interest Payable—M&I	-106,985.00
Interest Payable—Other Notes	-304,034.00
Interest Payable—Secured Borrowings	80,821.00
Interest Payable—Swap Fixed	452,506.00
Interest Payable—Swap Variable	-364,583.00

September 30,
Total
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable—DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$159,963,574.09
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-146,678,997.03
Net Income	-938,145.54

Total Equity	$-104,893,148.57

TOTAL LIABILITIES AND EQUITY	$55,070,425.52

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/11 – 11/30/11

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		$13,648.98	$19,808.37	$11,312.11		$44,769.46
Wages Payable		$9,465.01	$11,820.61			$21,285.62
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees					$136,779.76	$136,779.76
Amounts Due to Insiders*
Other: Contractor
Other:
Total Postpetition Debts		$23,113.99	$31,628.98	$11,312.11	$136,779.76	$202,834.84

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Amounts will be paid upon release of tax refund monies held in suspense pending authorization from FDIC.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Post Petition Debts

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Firm	Description	Requested	Authorized	Expenses	Total Due	Paid	Unpaid

Paul Hastings	8th Interim 4/1 - 7/31/11	$21,287.00	$17,029.60	$276.61	$17,306.21		$17,306.21

RLF	4/1 - 4/30/11	$19,180.50	$15,344.40	$200.02	$15,544.42		$15,544.42
	5/1 - 5/31/11	$17,422.50	$13,938.00	$188.19	$14,126.19		$14,126.19
	6/1 - 6/30/11	$17,975.00	$14,380.00	$338.81	$14,718.81		$14,718.81
	7/1 - 7/31/11	$23,334.00	$18,667.20	$265.48	$18,932.68		$18,932.68
	8/1 - 8/31/11	$20,128.49	$15,916.80	$232.49	$16,149.29		$16,149.29

JH Cohn	4/1 - 4/30/11	$19,588.00	$15,670.40	$11.52	$15,681.92		$15,681.92
	5/1 - 5/31/11	$14,013.00	$11,210.40	$15.60	$11,226.00		$11,226.00
	6/1 - 6/30/11	$6,134.00	$4,907.20	$0.00	$4,907.20		$4,907.20
	7/1 -7/31/11	$10,223.00	$8,178.40	$8.64	$8,187.04		$8,187.04

Moffett & Grigorian	11/1/10 - 12/31/10	NA	$15,290.30	$0.00	$15,290.30	$15,290.30	$0.00
	1/1/11 - 1/31/11	NA	$6,585.50	$0.00	$6,585.50	$6,585.50	$0.00
	1/27/11 - 6/25/11	NA	$6,460.00	$5.59	$6,465.59	$6,465.59	$0.00

Kurtzman Carson	9/1/11 - 9/30/11	NA	$7,922.00	$3,390.11	$11,312.11		$11,312.11

RR Donnelley	10/4/2011	NA	$2,123.10	$0.00	$2,123.10		$2,123.10
	10/31/2011	NA	$1,474.20	$0.00	$1,474.20		$1,474.20

McCarthy	9/24/11 - 10/7/11	NA	$6,125.00	$263.37	$6,388.37		$6,388.37
	10/8/11 - 10/21/11	NA	$5,375.00	$57.24	$5,432.24		$5,432.24
	10/22/11 - 11/4/11	NA	$4,375.00	$62.26	$4,437.26		$4,437.26
	11/5/11 - 11/18/11	NA	$5,000.00	$27.75	$5,027.75		$5,027.75

Talbott	9/25/11 - 10/8/11	NA	$10,812.50	$253.91	$11,066.41		$11,066.41
	10/9/11 - 10/22/11	NA	$5,000.00	$144.66	$5,144.66		$5,144.66
	10/23/11 - 11/5/11	NA	$9,375.50	$208.05	$9,583.55		$9,583.55
	11/6/11 - 11/19/11	NA	$3,937.50	$127.93	$4,065.43		$4,065.43

Total					$231,176.23	$28,341.39	$202,834.84

The disbursements to Moffett & Grigorian were made by DBS per instructions from the Creditors’ Committee.

In re PFF Bancorp, Inc.	08-13127
Debtor	11/1/11 – 11/30/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

September 30,
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

	September 30,	September 30,
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

September 30,	September 30,	September 30,
In re Glencrest Investment Advisors, Inc.	Case No. 08-13128 Reporting Period: 11/1/11 - 11/30/11

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 20, 2011
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

September 30,	September 30,	September 30,
In re Glencrest Investment Advisors, Inc.	Case No. 08-13128 Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$93,727.04				$93,727.04		$31,278.00

CASH SALES							$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$30,277.00
OTHER (ATTACH LIST)							$64,866.23
TRANSFERS (FROM DIP ACCTS)							$196,027.42

TOTAL RECEIPTS							$294,686.67

NET PAYROLL							$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							$124,519.58
INSURANCE
ADMINISTRATIVE	$619.72				$619.72		$70,758.10
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)							$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$5,525.00
COURT COSTS
TOTAL DISBURSEMENTS	$619.72				$619.72		$232,857.35

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(619.72)				$(619.72)		$61,829.32

CASH—END OF MONTH	$93,107.32				$93,107.32		$93,107.32

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

		September 30,
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$619.72
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$619.72

Account 9162

Account Name Glencrest Investment Advisors, Inc.

Reconciliation As of Date 11/30/11

	September 30,	September 30,
Balance per Bank		$93,106.60

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank charges on bank not on books		$0.72

Balance per Books		$93,107.32

September 30,	September 30,	September 30,
In re Glencrest Investment Advisors, Inc.	Case No. 08-13128 Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9162
01 01 149 01 M0000 E#2
CUSTOMER CONNECTION	Last Statement:10/31/2011
BANK OF AMERICA, N.A.	This Statement:11/30/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	11/01/2011 – 11/30/2011	Statement Beginning Balance	$93,726.32
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	2	Amount of Checks	$619.00
Number of Other Debits	1	Amount of Other Debits	$0.72
		Statement Ending Balance	$93,106.60
Number of Enclosures	2
		Service Charge	$0.72

Withdrawals and Debits

Checks

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1149	$69.00	11/14	9692433495	1150	$550.00	11/29	6992483194

Other Debits

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description				Bank Reference
11/30		$0.72	FDIC ASSESSMENT

Daily Balances

	September 30,	September 30,	September 30,	September 30,	September 30,
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/31	$93,726.32	$93,726.32	11/29	$93,107.32	$93,107.32
11/14	$93,657.32	$93,657.32	11/30	$93,106.60	$93,106.60

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E#2
BANK OF AMERICA, N.A.	Last Statement:10/31/2011
DALLAS, TEXAS 75283-2406	This Statement:11/30/2011

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 2 of 2

Bankruptcy Case Number: 0813128

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.

Transaction Detail by Account

November 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Date	Type	Num	Name	Memo/ Description	Split	Amount	Balance
B of A Checking
	11/02/2011	Journal Entry	287			-SPLIT-	-0.72	-0.72
	11/07/2011	Journal Entry	288			-SPLIT-	-69.00	-69.72
	11/21/2011	Journal Entry	289			-SPLIT-	-550.00	-619.72

Total for B of A Checking							-619.72
Bank Charges
	11/02/2011	Journal Entry	287			-SPLIT-	0.72	0.72

Total for Bank Charges							0.72
Office Expenses
	11/07/2011	Journal Entry	288			-SPLIT-	69.00	69.00

Total for Office Expenses							69.00
Reliable Self Storage
	11/21/2011	Journal Entry	289			-SPLIT-	550.00	550.00

Total for Reliable Self Storage							550.00

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/02/2011

	September 30,	September 30,
Account	Debit	Credit

Bank Charges	$0.72
B of A Checking		$0.72

Totals	$0.72	$0.72

Memo: B of A – Oct

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/07/2011

	September 30,	September 30,
Account	Debit	Credit

Office Expenses	$69.00
B of A Checking		$69.00

Totals	$69.00	$69.00

Memo: Claremont Hts Postal 11/1/11 – 2/1/12

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/21/2011

	September 30,	September 30,
Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00

Memo: 12/1 – 12/31/11

Glencrest Investment Advisors, Inc.

Profit & Loss

November 2011

September 30,
Total
Income
Total Income
Expenses
Bank Charges	0.72
Office Expenses	69.00
Reliable Self Storage	550.00

Total Expenses	$619.72

Net Operating Income	$-619.72

Net Income	$-619.72

Glencrest Investment Advisors, Inc.

Profit & Loss

December 8, 2008 – November 30, 2011

September 30,
Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	16,495.38
Fees Billed	3,723.54
Misc Asset Sales—Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease—PFF	6,279.10
Trailer Income	3,263.56

Total Income	$109,724.05
Expenses
Bank Charges	618.64
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial—Claremont	1,720.00
Janitorial—Palm Desert	560.00
Legal & Professional Fees	-7097.45
Office Expenses	4,028.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	16,487.74
Rent—Claremont	93,547.58
Rent—Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,480.41
US Trustee	5,525.00
Utilities	2,500.98
Utilities—Gas Co	939.56
Utilities—Phone and Data	13,180.03
Utilities—SCE	7,260.65
Utilities—Siemens	848.52
Utilities—Water	15.14

Total Expenses	$228,348.80

Net Operating Income	$-118,624.75
Other Income
Other Income	12,419.88

Total Other Income	$12,419.88
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,365.77

Net Income	$-106,258.98

Glencrest Investment Advisors, Inc.

Balance Sheet

As of November 30, 2011

September 30,
Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	93,107.32
PFF Checking	0.00
Prepaid Rent—Claremont	0.00

Total Bank Accounts	$93,107.32

Total Current Assets	$93,107.32
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid—Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM—Claremont	0.00
Prepaid Rent—Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$724,879.32
LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00

September 30,
Total
Equity
APIC	6,870,597.00
APIC—Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	4,255.98
Net Income	-1,827.66

Total Equity	$666,041.32

TOTAL LIABILITIES AND EQUITY	$724,879.32

September 30,	September 30,	September 30,
In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/11 - 11/30/11

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

September 30,	September 30,
In re Glencrest Investment Advisors, Inc.	08-13128
Debtor	11/1/11 - 11/30/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

September 30,
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

	September 30,	September 30,
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/11 - 11/30/11

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

	September 30,	September 30,	September 30,	September 30,
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 20, 2011
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

September 30,
In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$21,556.04				$21,556.04		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.17				$0.17		$269.17
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.17				$0.17		$4,169.17

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(0.17)				$(0.17)		$(4,169.17)

CASH—END OF MONTH	$21,555.87				$21,555.87		$21,555.87

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

		September 30,
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.17
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.17

Account 8192

Account Name PFF Real Estate Services, Inc.

Reconciliation As of Date 11/30/11

	September 30,	September 30,
Balance per Bank		$21,555.70

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)

Bank charges on bank not on books		$0.17

Balance per Books		$21,555.87

September 30,
In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 10/31/2011
BANK OF AMERICA, N.A.	This Statement: 11/30/2011
DALLAS, TEXAS 75283-2406
Customer Service
1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

	September 30,	September 30,	September 30,
Statement Period	11/01/2011 – 11/30/2011	Statement Beginning Balance	$21,555.87
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	1	Amount of Other Debits	$0.17
		Statement Ending Balance	$21,555.70
Number of Enclosures	0
		Service Charge	$0.17

Withdrawals and Debits

Other Debits

	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description	Bank Reference
11/30		$0.17	FDIC ASSESSMENT

Daily Balances

	September 30,	September 30,	September 30,	September 30,	September 30,
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/31	$21,555.87	$21,555.87	11/30	$21,555.70	$21,555.70

Account Number 8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 10/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2011

Customer Service 1-800-342-7722

PFF REAL ESTATE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813130

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*Tell us your name and account number

*Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.

Transaction Detail by Account

November 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/02/2011	Journal Entry	54			-SPLIT-	-0.17	-0.17

Total for B of A Checking							-0.17
Bank Charges
	11/02/2011	Journal Entry	54			-SPLIT-	0.17	0.17

Total for Bank Charges							0.17

Journal Entry

Adjusting Journal Entry: Recent

Date: 11/02/2011

	September 30,	September 30,
Account	Debit	Credit

Bank Charges	$0.17
B of A Checking		$0.17

Totals	$0.17	$0.17

Memo: B of A – Oct

PFF Real Estate Services, Inc.

Profit & Loss

November 2011

September 30,
Total
Income
Total Income
Expenses
Bank Charges	0.17

Total Expenses	$0.17

Net Operating Income	$-0.17

Net Income	$-0.17

PFF Real Estate Services, Inc.

Profit & Loss

December 5, 2008 – November 30, 2011

September 30,
Total
Income
Total Income
Expenses
Bank Charges	269.17
U S Trustee	3,900.00

Total Expenses	$4,169.17

Net Operating Income	$-4,169.17
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-4,169.13

PFF Real Estate Services, Inc.

Balance Sheet

As of November 30, 2011

September 30,
Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	21,555.87
PFF Checking	0.00

Total Bank Accounts	$21,555.87

Total Current Assets	$21,555.87

TOTAL ASSETS	$21,555.87

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC—Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-2,744.06
Net Income	-1,425.07

Total Equity	$21,555.87

TOTAL LIABILITIES AND EQUITY	$21,555.87

September 30,
In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/11 - 11/30/11

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

September 30,
In re PFF Real Estate Services, Inc.	08-13130
Debtor	11/1/11 –11/30/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	September 30,	September 30,
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period		NONE
+ Amounts billed during the period		NONE
- Amounts collected during the period		NONE
Total Accounts Receivable at the end of the reporting period		NONE
Accounts Receivable Aging
0 - 30 days old		NONE
31 -60 days old		NONE
61 - 90 days old		NONE
91+ days old		NONE
Total Accounts Receivable		NONE
Amount considered uncollectible (Bad Debt)		NONE
Accounts Receivable (Net)		NONE

DEBTOR QUESTIONNAIRE

	September 30,	September 30,
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/11 - 11/30/11

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

	September 30,	September 30,	September 30,	September 30,
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 20, 2011
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$90,942.52				$90,942.52		$44,046.24
RECEIPTS
CASH SALES							$50,877.01
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$51,184.23
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.70				$0.70		$388.65
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.70				$0.70		$4,288.65

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(0.70)				$(0.70)		$46,895.58

CASH—END OF MONTH	$90,941.82				$90,941.82		$90,941.82

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

		September 30,
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.70
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.70

Account 8202

Account Name Glencrest Insurance Services, Inc.

Reconciliation As of Date 11/30/11

	September 30,	September 30,
Balance per Bank		$90,941.12

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)
Bank charges on bank not on books		$0.70

Balance per Books		$90,941.82

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Payee	Period Covered	Amount Covered		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E#0
CUSTOMER CONNECTION	Last Statement: 10/31/2011
BANK OF AMERICA, N.A.	This Statement: 11/30/2011
DALLAS, TEXAS 75283-2406
Customer Service
1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

	September 30,	September 30,	September 30,
Statement Period	11/01/2011 – 11/30/2011	Statement Beginning Balance	$90.941.82
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	1	Amount of Other Debits	$0.70
		Statement Ending Balance	$90,941.12
Number of Enclosures	0
		Service Charge	$0.70

Withdrawals and Debits

Other Debits

	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description	Bank Reference
11/30		$0.70	FDIC ASSESSMENT

Daily Balances

	September 30,	September 30,	September 30,	September 30,	September 30,
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/31	$90,941.82	$90,941.82	11/30	$90,941.12	$90,941.12

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 10/31/2011
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2011

Customer Service
GLENCREST INSURANCE SERVICES, INC.	1-800-342-7722

Page 2 of 2

Bankruptcy Case Number: 0813131

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.

Transaction Detail by Account

November 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Date	Type	Num	Name	Memo/ Description	Split	Amount	Balance
B of A Checking
	11/02/2011	Journal Entry	121			-SPLIT-	-0.70	-0.70

Total for B of A Checking							-0.70
Bank Charges
	11/02/2011	Journal Entry	121			-SPLIT-	0.70	0.70

Total for Bank Charges							0.70

Journal Entry
Adjusting Journal Entry: Recent
Date: 11/02/2011

	September 30,	September 30,
Account	Debit	Credit

Bank Charges	$0.70
B of A Checking		$0.70

Totals	$0.70	$0.70

Memo: B of A – Oct

Glencrest Insurance Services, Inc.

Profit & Loss

November 2011

September 30,
Total
Income
Total Income
Expenses
Bank Charges	0.70

Total Expenses	$0.70

Net Operating Income	$-0.70

Net Income	$-0.70

Glencrest Insurance Services, Inc.

Profit & Loss

December 5, 2008 – November 30, 2011

September 30,
Total
Income
Fees Billed	50,877.01

Total Income	$50,877.01
Expenses
Bank Charges	388.65
Taxes & Licenses	0.00
US Trustee	3,900.00

Total Expenses	$4,288.65

Net Operating Income	$46,588.36
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$46,895.58

Glencrest Insurance Services, Inc.

Balance Sheet

As of November 30, 2011

September 30,
Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	90,941.82
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$90,941.82

Total Current Assets	$90,941.82
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$143,336.82

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC—R/E Dividends Paid	-5,440,000.00
APIC—Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	46,960.14
Net Income	-64.56

Total Equity	$107,464.82

TOTAL LIABILITIES AND EQUITY	$143,336.82

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/11 - 11/30/11

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.	08-13131
Debtor	7/1-11/30/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

September 30,
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE

DEBTOR QUESTIONNAIRE

	September 30,	September 30,
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

UNITED STATES BANKRUPTCY COURT

IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/11 - 11/30/11

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

	September 30,	September 30,	September 30,	September 30,
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 20, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	September 30,		September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,757,472.28					$1,757,472.28		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$350,000.00
OTHER (ATTACH LIST)	$105,902.97	[1]				$105,902.97		$333,082.20
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$105,902.97					$105,902.97		$683,082.20

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$28,354.92					$28,354.92			$30,097.53
SELLING
OTHER (ATTACH LIST)									$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$28,354.92					$28,354.92		$34,096.87

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$77,548.05					$77,548.05		$648,985.33
CASH—END OF MONTH	$1,835,020.33					$1,835,020.33		$1,835,020.33

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

		September 30,
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$28,354.92
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$28,354.92

[1]	Lafferty Chapter 7 settlement $105,902.97

Account 9188

Account Name Diversified Builder Services, Inc.

Reconciliation As of Date 11/30/11

	September 30,	September 30,
Balance per Bank		$1,863,287.37

Deposits in Transit Date	Amount

Total

Outstanding Checks
Check # 1017	Amount	$28,341.39

Total		$(28,341.39)
Other (List)
Bank charges on bank not on books		$74.35

Balance per Books		$1,835,020.33

September 30,	September 30,	September 30,
In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/11 - 11/30/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement:10/31/2011
BANK OF AMERICA, N.A.	This Statement:11/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

	September 30,	September 30,	September 30,
Statement Period	11/01/2011 –11/30/2011	Statement Beginning Balance	$1,757,458.75
Number of Deposits/Credits	1	Amount of Deposits/Credits	$105,902.97
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	3	Amount of Other Debits	$74.35
		Statement Ending Balance	$1,863,287.37
Number of Enclosures	0
		Service Charge	$74.35

Deposits and Credits

	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description	Bank Reference
11/28		$105,902.97	CA BANKING CENTER DEPOSIT	235306360765054

Withdrawals and Debits

Other Debits

	September 30,	September 30,	September 30,	September 30,
Date Posted	Customer Reference	Amount	Description	Bank Reference
11/28		$30.00	36 MONTH STOP PAY CHARGE
11/29		$30.00	6 MONTH STOP PAY CHARGE
11/30		$14.35	FDIC ASSESSMENT

Daily Balances

	September 30,	September 30,	September 30,	September 30,	September 30,
Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/31	$1,757,458.75	$1,757,458.75	11/29	$1,863,301.72	$1,757,398.75
11/28	$1,863,331.72	$1,757,428.75	11/30	$1,863,287.37	$1,757,384.40

Account Number 9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement:10/31/2011
DALLAS, TEXAS 75283-2406	This Statement:11/30/2011

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.

If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.

Transaction Detail by Account

November 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/02/2011	Journal Entry	58			-SPLIT-	-13.53	-13.53
	11/03/2011	Journal Entry	59			-SPLIT-	-28,341.39	-28,354.92
	11/23/2011	Journal Entry	60			-SPLIT-	105,902.97	77,548.05

Total for B of A Checking							$77,548.05

Lafferty Ch 7 Settlement	11/23/2011	Journal Entry	60			-SPLIT-	105,902.97	105,902.97

Total for Lafferty Ch 7 Settlement							$105,902.97

Bank Charges	11/02/2011	Journal Entry	58			-SPLIT-	13.53	13.53

Total for Bank Charges							$13.53

Moffett & Grigorian Fees	11/03/2011	Journal Entry	59			-SPLIT-	28,341.39	28,341.39

Total for Moffett & Grigorian Fees							$28,341.39

September 30,
Journal Entry	Adjusting Journal Entry: Recent

Date: 11/02/2011

	September 30,	September 30,
Account	Debit	Credit

Bank Charges	$13.53
B of A Checking		$13.53

Totals	$13.53	$13.53

Memo: B of A – Oct

	September 30,	September 30,
Journal Entry		Adjusting Journal Entry: Recent

Date: 11/03/2011

	September 30,	September 30,
Account	Debit	Credit

Moffett & Grigorian Fees	$28,341.39
B of A Checking		$28,341.39

Totals	$28,341.39	$28,341.39

Memo: $15,290.30 + $6,585.50 + $6,465.59 pd on behalf of Bancorp

	September 30,	September 30,
Journal Entry		Adjusting Journal Entry: Recent

Date: 11/23/2011

	September 30,	September 30,
Account	Debit	Credit

B of A Checking	$105,902.97
Lafferty Ch 7 Settlement		$105,902.97

Totals	$105,902.97	$105,902.97

Memo: Settlement – Lafferty Ch 7

Diversified Builder Services, Inc.

Profit & Loss

November 2011

September 30,
Total
Income
Lafferty Ch 7 Settlement	105,902.97
Total Income	$105,902.97
Expenses
Bank Charges	13.53
Moffett & Grigorian Fees	28,341,39

Total Expenses	$28,354.92

Net Operating Income	$77,548.05

Net Income	$77,548.05

Diversified Builder Services, Inc.

Profit & Loss

December 5, 2008 – November 30, 2011

September 30,
Total
Income
Lafferty Ch 7 Settlement	105,902.97
Lafferty Tax Refunds	227,179.23

Total Income	$333,082.20
Expenses
Appraisal Services	1,000.00
Bank Charges	756.14
Moffett & Grigorian Fees	28,341.39
Taxes & Licenses	0.00
U S Trustee	3,900.00

Total Expenses	$33,997.53

Net Operating Income	$299,084.67
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$298,985.33

Diversified Builder Services, Inc.

Balance Sheet

As of November 30, 2011

September 30,
Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,835,020.33
PFF Checking	0.00
PFF Checking—10102	0.00

Total Bank Accounts	$1,835,020.33

Total Current Assets	$1,835,020.33
Other Assets
100% Loan Loss— Comm Loans—MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC—MI	4,300,000.00
Commercial LOC Contra Asset—CLS	-1,050.00
Def Income—Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-2,579,081.00
Property & Equipment	7,489.00
Val Allow—FIT Deferred Taxes	1,951,021.00
Val Allow—SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,437,274.00

TOTAL ASSETS	$-1,602,253.67

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest—Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC—Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	223,036.84
Net Income	75,948.49

Total Equity	$-16,539,466.67

TOTAL LIABILITIES AND EQUITY	$-1,602,253.67

September 30,
In re Diversified Builder Services, Inc.	Case No.08-13129
Reporting Period:11/1/11 -11/30/11

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

September 30,
In re Diversified Builder Services, Inc.	08-13129
Debtor	11/1/11-11/30/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

September 30,
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$4,300,000.00
- Amounts charged off during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$4,300,000.00
Accounts Receivable Aging
0—30 days old
31 —60 days old
61—90 days old
91+ days old	$4,300,000.00
Total Accounts Receivable	$4,300,000.00
Amount considered uncollectible (Bad Debt)	$2,579,081.00
Accounts Receivable (Net)	$1,720,911.00

DEBTOR QUESTIONNAIRE

	September 30,	September 30,
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X